MANAGERS TRUST II

	 Managers Science & Technology Fund, Managers 20 Fund,
	Managers Mid-Cap Fund, Managers Large-Cap Fund, Managers
	  Balanced Fund, Managers Convertible Securities Fund,
	Managers High Yield Fund and Managers Fixed Income Fund

	       (each a "Fund" and collectively the "Funds")

		      Supplement dated May 11, 2004
		  to the Prospectus dated April 1, 2004


			   *     *     *     *

The following information supersedes any information to the contrary relating to the Funds contained in the Funds? Prospectus dated April 1, 2004:

Portfolio Managers of the Funds
-------------------------------
Gregory J. Hahn, CFA, joined 40|86 in 1989, served as Senior Vice President of Investments beginning in 1993 and is currently Chief Fixed Income Investment Officer and Senior Vice President, Portfolio Analytics of 40|86. He is responsible for co-managing the fixed-income portion of Managers Balanced Fund, co-managing Managers Fixed Income Fund and co-managing Managers High Yield Fund.

Leo J. Dierckman, joined 40|86 in 1999 as a Securities Analyst and is currently Second Vice President- Fixed Income Research of 40|86. Prior to joining 40|86, Mr. Dierckman served as Vice President of Finance for HealthCareContinuum from 1989 to 1999. He is responsible for managing Managers Convertible Securities Fund and co-managing Managers High Yield Fund.

Mike Richman, joined 40|86 in 1997, served as an Investment Analyst in 40|86?s Investment Reporting department beginning in 1998 and is an Assistant Vice President and Portfolio Manager of 40|86. He is responsible for co-managing the fixed-income portion of Managers Balanced Fund and co-managing Managers Fixed Income Fund.

CEP utilizes a team approach to manage Managers Mid-Cap Fund, Managers Large-Cap Fund and the equity portion of Managers Balanced Fund.

Oak utilizes a team approach to manage Managers Science & Technology Fund and Managers 20 Fund.


May 11, 2004



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